Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Exhibit 99.1

[LOGO]

Lehman Brothers CEO Energy Conference
September 2, 2003

UNIVERSAL COMPRESSION	[LOGO]

Stephen A. Snider
President and Chief Executive Officer

J. Michael Anderson
Senior Vice President and Chief Financial Officer

Company Summary

•                  Leading compression services company

•                  Attractive industry growth opportunities

•                  Initiatives to enhance operating performance

•                  Improving balance sheet and cost of debt

•                  Opportunity for significant earnings growth

Industry Background

[GRAPHIC]

Compressor operations – Gulf of Thailand

Compression Markets

•                  Field applications

•                  Wellhead

•                  Gathering systems

•                  Enhanced oil recovery

•                  Pipeline and processing

•                  Storage facilities

Natural gas must be compressed to move
 from wellhead to end-users

Compression Growth Drivers

•                  Compression activity tied primarily to:

•                  Natural gas demand

•                  Reservoir pressure

•                  Maturing fields require increased compression horsepower per Mcf

•                  Growing international use of natural gas

Evolving U.S. Natural Gas Market

Production
(trillion cubic feet)

[CHART]

Natural gas is being produced increasingly from unconventional sources

•                        Tight sands

•                        Coalbed methane

•                        Shale gas

Increasing unconventional gas production is
boosting compression demand

Source of graph data: Energy Information Administration

Natural Gas Consumption

(Trillion cubic feet)

North America	Worldwide, excluding North America

[CHART]	[CHART]

Increasing consumption trends
enhance outlook for compression

Source of graph data: Energy Information Administration

U.S. Field Compression – Contracted

[CHART]

Positive outsourcing industry trend

Source: Industry sources and management estimates

Company Summary

[GRAPHIC]

Natural gas pipeline compression station in Brazil

Business Segments

[GRAPHIC]

Contract Compression Review

Financial Summary

•                  Annual revenue of $338 million

•                  Gross margin of 67%

[CHART]	[CHART]

Company Revenues	Company Gross Profit

Trailing twelve months ended June 30, 2003

Contract Compression Review

Spot Utilization Rate

[CHART]

•                  Utilization is increasing

•                  83.6% at 3/31/03 to 85.4% in late 7/03

•                  Theoretical maximum utilization of ~ 95%

•                  March 2003 rate increase

Each 1% increase in utilization
generates $0.04-0.06 EPS annually

Growing Fleet

Changing Composition

[CHART]

Fleet growth primarily in large
horsepower compressors

Expanding International Fleet

[CHART]

Continuing international growth
opportunities

Fabrication Review

Financial Summary

•                    Annual revenue of $156 million

•                    Gross margin of 8%

[CHART]	[CHART]

Company Revenues	Company Gross Profit

Trailing twelve months ended June 30, 2003

Fabrication Review

Backlog
($ millions)

[CHART]

Essential business segment

•                              Full range of customer needs

•                              Build fleet units

Houston/Tulsa consolidation

•                              Negative impact in June 2003 quarter

•                              Expected future benefits

Aftermarket Services Review

Financial Summary

•                  Annual revenue of $131 million

•                  Gross margin of 21%

[CHART]	[CHART]

Total Company Revenues	Total Company Gross Profit

Trailing twelve months ended June 30, 2003

Aftermarket Services Review

Quarterly Revenues
($ millions)

[CHART]

Newest business segment

•                  Completes full range of service offering

•                  Leverages contract compression infrastructure

North American initiatives

•                  Regional action plans

•                  Longer term O&M contracts

•                  Customer alliances

International expansion

•                  Latin America

•                  Asia Pacific

Business Update

•                  Improving North American market

•                  Continued steady improvement in utilization

•                  Increased fabrication backlog

•                  Steady flow of international projects

•                  South America and Asia Pacific

•                  Lower capital expenditures

•                  Building cash / reducing debt

Financial Summary

[GRAPHIC]

Compressor at natural gas gathering site in Alabama

Financial Initiatives

•                              Disciplined spending on growth capital

•                              Generate positive cash flow and self-fund growth

•                              Improve balance sheet and financial flexibility

•                              Grow earnings per share

Recent Events

FY 2003		FY 2004
3Q	4Q	1Q

Consolidation of Operating Leases	Extend
	Compressor Useful Lives	Tulsa
		Fabrication Consolidation	Debt
Refinance

Annualized EPS Effect:* $ (0.20)		$ 0.04	$ 0.18

* Excludes charges of approximately $16.4 million, or $0.33 per share after tax, for debt extinguishment and facility consolidation costs

EBITDA Stability Through Cycles

(Dollars in millions)

[CHART]

Strong cash flow in recent industry cycle

EBITDA, as adjusted, is defined as net income plus income taxes, interest expense (including debt extinguishment costs), leasing expense, depreciation and amortization, foreign currency gains or losses, excluding non-recurring Items (including facility consolidation costs), and extraordinary gains or losses

Capital Expenditures

(Dollars in millions)

[CHART]

Reduced capital expenditures
as we seek to increase utilization

Net Debt to Capitalization

[CHART]

Expect to self-fund our capital
expenditure requirements in FY04

*           Includes operating leases at Mar 02, Jun 02 and Sep 02

**          Net debt is debt (including capital leases) less cash; capitalization is net debt plus shareholders’ equity

Recent Quarterly EPS Growth

Earnings Per Share

[CHART]

Significant operating leverage in market upturn

(1)                                  EPS for 1Q03, 2Q03 and 3Q03 adjusted $(0.05) for additional depreciation as if consolidation of operating leases was effective April 1, 2002

(2)                                  Excludes charges for debt extinguishment and facility consolidation costs

(3)                                  Guidance as of July 28, 2003

UCO – EPS Growth Potential

Utilization Improvement

Business Segment Expansion

Operating Initiatives

[CHART]	[CHART]	Financial Initiatives

FY 2003 Adjusted (1)	FY 2004 Guidance (2)	Growth Potential

(1)          Adjusted $(0.15) for additional depreciation as if consolidation of operating leases was effective April 1, 2002

(2)          As of July 28, 2003; excludes charges for debt extinguishment and facility consolidation costs

Investment Highlights

•                  Favorable industry trends

•                  Improving operating performance

•                  Enhanced capital structure

•                  Increasing EPS

EBITDA Reconciliation

EBITDA, as adjusted, is defined as net income plus income taxes, interest expense (including debt extinguishment costs), leasing expense, depreciation and amortization, foreign currency gains or losses, excluding non-recurring items (including facility consolidation costs), and extraordinary gains or losses. Beginning with the quarter ended September 30, 2002, the Company changed its definition of EBITDA, as adjusted, to exclude foreign currency gains or losses. All periods prior to September 30, 2002 have been recalculated from amounts previously disclosed by the Company to be consistent with this new definition of EBITDA, as adjusted.

EBITDA, as adjusted, is not a measure of financial performance under GAAP and should not be considered an alternative to operating income or net income as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity.  Additionally, the EBITDA, as adjusted computation used herein may not be comparable to other similarly titled measures of other companies.  We believe that EBITDA, as adjusted, is a useful measure that is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

In millions	1Q02	2Q02	3Q02	4Q02	FY 2002	1Q03	2Q03	3Q03	4Q 03	FY 2003	1Q04

Net Income	$10.5	$12.8	$13.8	$12.3	$49.4	$10.4	$7.7	$8.6	$6.9	$33.5	$(2.0)
Income taxes	6.7	8.1	8.8	7.3	30.9	6.5	4.8	5.4	4.3	21.0	(1.2)
Depreciation and amortization	11.4	11.7	12.2	13.3	48.6	14.1	14.3	15.7	19.6	63.7	21.0
Operating lease expense	12.6	13.0	14.8	15.0	55.4	15.3	15.5	15.2	—	46.1	—
Interest expense, net	5.5	6.6	5.4	5.6	23.0	5.7	4.8	5.7	20.2	36.4	19.9
Foreign currency (gain) loss	(0.1)	0.4	(0.1)	(0.2)	(0.0)	(0.2)	1.1	(0.4)	(0.2)	0.5	(1.0)
Debt extinguishment costs	—	—	—	—	—	—	—	—	—		14.4
Facility consolidation costs	—	—	—	—	—	—	—	—	—		1.4
EBITDA, as adjusted	$46.7	$52.5	$54.8	$53.3	$207.3	$51.8	$48.2	$50.2	$51.0	$201.2	$52.5

Forward-Looking Statements

Statements about Universal’s outlook and all other statements in this presentation other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Universal’s control, which could cause actual results to differ materially from such statements.  While Universal believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the demand for Universal’s products and services and worldwide economic and political conditions.  These and other risk factors are discussed in Universal’s filings with the Securities and Exchange Commission, copies of which are available to the public.  Universal expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

[LOGO]